OPHTHALMIC IMAGING SYSTEMS, INC.
                      1997 STOCK OPTION PLAN



1.   PURPOSE; DEFINITIONS.

     1.1 PURPOSE. The purpose of the Plan is to attract, retain, and motivate the officers and employees of the Company, as well as the consultants to and directors of the Company, by giving all of them the opportunity to acquire Stock ownership in the Company and thereby instilling in them the same goals as the Company's other equity owners.

     1.2 DEFINITIONS. For purposes of the Plan, the following terms shall have the following meanings:

          1.2.1 "ADMINISTRATOR" shall mean the Compensation Committee referred to in Section 4 in its capacity as administrator of the Plan in accordance with Section 4.

          1.2.2 "BOARD" shall mean the Board of Directors of the Company.

          1.2.3 "COMPANY" shall mean Ophthalmic Imaging Systems, Inc., a California corporation.

          1.2.4     "DIRECTOR" shall mean a member of the Board.

          1.2.5     "EFFECTIVE DATE"  shall  have  the meaning set forth in
                    Section 2.

          1.2.6 "ELIGIBLE PERSON" shall mean any director (including a director who is also a member of the Compensation Committee), officer, consultant, or employee of the Company.

          1.2.7 "FAIR MARKET VALUE" shall mean the value established by the Administrator for purposes of granting Options under the Plan.

          1.2.8     "GRANT  DATE"  shall  mean  the  date of grant  of  any
                     Option.

          1.2.9 "OPTION" shall mean an option to purchase common stock under this Plan. All Options under the Plan shall be non-qualified stock options.

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          1.2.10    "OPTION   AGREEMENT"  shall  mean  the  written  option
                    agreement with respect to an Option.

          1.2.11    "OPTIONEE" shall mean the holder of an Option.

          1.2.12 "PLAN" shall mean this Ophthalmic Imaging Systems, Inc. 1997 Stock Option Plan, as amended from time to time.

          1.2.13 "STOCK" shall mean the common stock of the Company, no par value, and any successor entity to the Company.

          1.2.14 "VESTING DATE" shall mean the date on which an Option becomes wholly or partially exercisable, as determined by the Administrator in its sole discretion.

2.   EFFECTIVE DATE; TERM OF PLAN.

     The Effective Date of this Plan shall be upon the date the Board of Directors approve this Plan. This Plan, but not Options already granted, shall terminate automatically five (5) years after its adoption by the Board, unless terminated earlier by the Board under Section 12. No Options shall be granted after termination of this Plan but all Options granted prior to termination shall remain in effect in accordance with their terms.

3.   NUMBER AND SOURCE OF SHARES OF STOCK SUBJECT TO THE PLAN.

     Subject to the provisions of Section 7, the total number of shares of Stock with respect to which Options may be granted under this Plan is 1 million (1,000,000) shares of Stock. The shares of Stock covered by any canceled, expired, or terminated Option or the unexercised portion thereof shall become available again for grant under this Plan. The shares of Stock to be issued hereunder upon exercise of an Option may consist of authorized and unissued shares or treasury shares.

4.   ADMINISTRATION OF THE PLAN.

     This Plan shall be administered by a committee of at least two (2) non-employee members of the Board to which administration of this Plan is delegated by the Board (the "Compensation Committee"). The "Administrator" shall mean the "Compensation Committee" referred to in this Section 4 in its capacity as administrator of the Plan in accordance with this Section
4. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

     Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any

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agreements defining the rights and obligations of the Company and Optionees under this Plan; to further define the terms used in this Plan; to prescribe, amend, and rescind rules and regulations relating to the administration of this Plan; to determine the duration and purposes of leaves of absence which may be granted to Optionees without constituting a termination of their employment for purposes of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan.

     Any decision or action of the Administrator in connection with this Plan or Options granted or shares of Stock purchased under this Plan shall be final and binding. The Administrator shall not be liable for any decision, action, or omission respecting this Plan, or any Options granted or shares of Stock sold under this Plan. The Board at any time may abolish the Compensation Committee and revest in the Board the administration of the Plan.

     To the extent permitted by applicable law in effect from time to time, no member of the Compensation Committee or the Board of Directors shall be liable for any action or omission of any other member of the Compensation Committee or the Board of Directors, nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence, arising out of or related to the Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Compensation Committee or Board in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Compensation Committee or Board arising with respect to the Plan or administration thereof, or out of membership on the Compensation Committee or Board, or by the Company, or all or any
combination of the preceding; provided, the director or Compensation Committee member was acting in good faith, within what such director or Compensation Committee member reasonably believed to have been within the scope of his or her employment or authority, and for a purpose which he or she reasonably believed to be in the best interests of the Company or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees, or devisees of a director or Compensation Committee member, and the term "person" as used in this section shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

5.   GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.

     5.1 GRANT OF OPTIONS. One or more Options may be granted to any Eligible Person. Subject to the express provisions of the Plan, the Administrator shall determine from the Eligible Persons those individuals to whom Options under the Plan may be granted. Each Option so granted shall be a non-qualified stock option.


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     Subject  to  the  express  provisions of this Plan, the  Administrator shall specify the Grant Date, the number of shares of Stock covered by the Option, the exercise price, and the terms and conditions for exercise of the Option. If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, the Company shall provide the Optionee with a written Option Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of shares of Stock covered by the Option, the exercise price, and the terms and conditions for exercise of the Option.

     The Administrator may, in its absolute discretion, grant Options under this Plan to an Eligible Person at any time and from time to time before the expiration of five (5) years from the Effective Date.

     5.2 GENERAL TERMS AND CONDITIONS. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose.

     5.3 EXERCISE OF OPTION. In order to exercise all or any portion of any Option granted under this Plan, an Optionee must remain as an officer or employee, or as a consultant to or director of the Company, until the Vesting Date. The Vesting period shall not be less than one year from the Grant Date. The Option shall be exercisable on or after each Vesting Date in accordance with the terms set forth in the Option Agreement.

     5.4  OPTION   TERM.    Each  Option  and  all  rights  or  obligations
thereunder shall expire on such date as shall be determined by the Administrator, but not later than ten (10) years after the grant of the Option, and shall be subject to earlier termination as hereinafter provided.

     5.5 EXERCISE PRICE. Unless otherwise specified by the Administrator, the exercise price of any option shall be one hundred percent (100%) of the fair market value of the Company's common stock on the date of option grant.

     5.6 METHOD OF EXERCISE. To the extent the right to purchase shares of Stock has accrued, Options may be exercised, in whole or in part, from time to time in accordance with their terms by written notice from the Optionee to the Company stating the number of shares of Stock with respect to which the Option is being exercised and accompanied by payment in full of the exercise price.

     5.7  PAYMENT FOR OPTION SHARES.

          5.7.1 GENERAL RULE. The entire Exercise Price of Stock issued upon exercise of Options shall be payable in cash, wire transfer, certified check, or, at the absolute discretion of the Administrator, by non-certified check, at the time when such Stock is purchased.

          5.7.2     SURRENDER OF STOCK.  To the extent  that  this  Section
5.7.2 is applicable, payment for all or any part of the exercise price, but not the payment of withholding taxes, may be made with Stock which has already been owned by the Optionee for more than

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six (6) months.  Such Stock shall be valued at its fair market value on the date of exercise of the new Stock being purchased under the Plan.

          5.7.3 EXERCISE/SALE. To the extent that this Section 5.7.3 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Stock and to deliver all or part of the sales proceeds to the Company in payment of all or part of the exercise price and/or any withholding taxes.

          5.7.4 EXERCISE/PLEDGE. To the extent that this Section 5.7.4 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Stock to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the exercise price and/or any withholding taxes.

     5.8 RESTRICTIONS ON STOCK; OPTION AGREEMENT. At the time it grants Options under this Plan, the Company may retain, for itself or others, rights to repurchase the shares of Stock acquired under the Option or impose other restrictions on such shares. The terms and conditions of any such rights or other restrictions shall be set forth in the Option Agreement evidencing the Option. No Option shall be exercisable until after execution of the Option Agreement by the Company and the Optionee.

     5.9 NON-ASSIGNABILITY OF OPTION RIGHTS. No Option shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of an Optionee, only the Optionee may exercise an Option.

     5.10 EXERCISE AFTER CERTAIN EVENTS.

          5.10.1 TERMINATION AS AN EMPLOYEE, DIRECTOR, OR CONSULTANT. If for any reason other than permanent and total disability or death (as defined below) an Optionee ceases to be employed by or to be a consultant to or director of the Company, Options held on the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months after such date, or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and
(ii) ten (10) years from the Grant Date).

          5.10.2 PERMANENT DISABILITY AND DEATH. If an Optionee becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code), or dies while employed by the Company, or while acting as an officer, consultant, or director of the Company (or if the Optionee dies within the period that the Option remains exercisable after termination of employment or affiliation), Options then held (to the extent then exercisable) may be exercised by the Optionee, by the Optionee's personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the disability or death or any lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten (10) years from the Grant Date).


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     5.11 COMPLIANCE  WITH  SECURITIES  LAWS.   The Company  shall  not  be
obligated to issue any shares of Stock upon exercise of an Option unless such shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the shares of Stock are otherwise in compliance with all applicable
securities  laws.   Upon  exercising  all  or  any portion of an Option, an
Optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the shares of Stock or subsequent transfers of any interest in such shares to comply with
applicable  securities  laws.   Evidences  of  ownership of shares of Stock
acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan, or the Option Agreement evidencing the Option.

6.   PAYMENT OF TAXES.

     Upon the exercise of an Option, the Company shall have the right to require such Optionee or such other person to pay by cash, or by check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable and may be a condition prior to the delivery of any certificate for shares or registration of the transfer of such shares.

7.   ADJUSTMENT FOR CHANGES IN CAPITALIZATION.

     The existence of outstanding Options shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations, or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business, or any other corporate act, whether similar to the events described above or otherwise. Subject to Section 8, if the outstanding shares of the Stock are increased or decreased in number or changed into or exchanged for a different number or kind of securities of the Company or any other corporation by reason of a recapitalization, reclassification, stock split, combination of shares, stock dividend, or other event, an appropriate adjustment of the number and kind of securities with respect to which Options may be granted under this Plan, the number and kind of securities as to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised, will be made.

8.   DISSOLUTION, LIQUIDATION, OR MERGER.

     8.1 COMPANY NOT THE SURVIVOR. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination, or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company, any outstanding Options shall become fully vested immediately upon the Company's public announcement of any one of the foregoing. The Board of Directors shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this paragraph. If the Optionee does not exercise the entire Option within ninety (90) days, the Administrator, in its sole and absolute discretion, may, with respect to the unexercised portion of the Option:

          8.1.1 cancel the Option upon payment to the Optionee of an amount equal to the difference between the closing price of the stock underlying the Option quoted the date before such liquidation, dissolution, merger, consolidation, combination, or reorganization, and the exercise price of the Option; or

          8.2.1 assign the Option and all rights and obligations under it to the successor entity, with all such rights and obligations being assumed by the successor entity.

     8.2 COMPANY IS THE SURVIVOR. In the event of a merger, consolidation, combination, or reorganization in which the Company is the surviving corporation, the Board of Directors shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised. The Board of Directors shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.

9.   CHANGE OF CONTROL.

     If there is a "change of control" in the Company, all outstanding Options shall fully vest immediately upon the Company's public announcement of such a change. A "change of control" shall mean an event involving one transaction or a related series of transactions in which any one of the following occurs: (i) the Company issues securities equal to twenty-five percent (25%) or more of the Company's issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a "group" within the meaning of SEC Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to twenty-five percent (25%) or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation, or other business combination, (iii) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving company, or (iv) all or substantially all of the Company's assets are sold or transferred. SEE Section 8 with respect to Options vesting upon the occurrence of either of the events described in
(iii) or (iv) of this Section 9 and the result upon the non-exercise of the Options.

10.  SUSPENSION AND TERMINATION.

     In the event the Board or the Administrator reasonably believes an Optionee has committed an act of misconduct specified below, the Administrator may suspend the Optionee's right to exercise any Option granted hereunder pending final determination by the Board or the Administrator. If the Administrator determines that an Optionee has committed an act of embezzlement, fraud, breach of fiduciary duty, or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, is involved in the spreading of rumors or misinformation about the Company, induces or attempts to induce an employee to leave the employment of the Company, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his estate shall be entitled to exercise any Option hereunder. In making such determination, the Board or the Administrator shall act fairly and in good faith and shall give the Optionee an opportunity to appear and present evidence on the Optionee's behalf. The determination of the Board or the Administrator shall be final and conclusive.

11.  NO RIGHTS AS SHAREHOLDER OR TO CONTINUED EMPLOYMENT.

     An Optionee shall have no rights as a shareholder with respect to any shares of Stock covered by an Option. An Optionee shall have no right to vote any shares of Stock, or to receive distributions of dividends or any assets or proceeds from the sale of Company assets upon liquidation until such Optionee has effectively exercised the Option and fully paid for such shares of Stock. Subject to Sections 7 and 8, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the shares of Stock has been acquired by the Optionee. The grant of an Option shall in no way be construed so as to confer on any Optionee the rights to continued employment by the Company.

12.  TERMINATION; AMENDMENT.

     The Board may amend, suspend, or terminate this Plan at any time and for any reason, but no amendment, suspension, or termination shall be made which would impair the right of any person under any outstanding Options without such person's consent not unreasonably withheld. Further, the Board may amend this Plan to comply with Federal and State securities laws.

13.  GOVERNING LAW.

     This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of California.

Dated:  OCTOBER 23, 1997      OPHTHALMIC IMAGING SYSTEMS, INC.

                              By the Board of Directors


                              STEVEN R. VERDOONER
                              By Steven R. Verdooner, Secretary

                                      DATE OF GRANT: ___________


                 OPHTHALMIC IMAGING SYSTEMS, INC.
                NONQUALIFIED STOCK OPTION AGREEMENT


THE GRANT OF THIS OPTION SHALL NOT IMPOSE AN OBLIGATION UPON THE OPTIONEE TO EXERCISE THIS OPTION.

     THIS OPTION AGREEMENT (the "Agreement") is made by and between Ophthalmic Imaging Systems, Inc., a California corporation (the "Corporation") and _____________________________ ("Optionee"), as of
____________, _____.

     In consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:


1.. GRANT OF OPTION. The Company hereby grants to Optionee, in the manner and subject to the conditions hereinafter provided, the right, privilege, and option to purchase (the "Option") an aggregate of __________________________ ( ) shares of the Company's Common Stock, no par value, (the "Shares"). This Option is specifically conditioned on compliance with the terms and conditions set forth herein.

2.. Term of Option. Subject to the terms, conditions, and restrictions set forth herein, the term of this Option shall be ten (10) years from the date of grant (the "Expiration Date"). Any portion of this Option not exercised prior to the Expiration Date shall thereupon become null and void.

3..  Exercise of Option.

     4..  Vesting  of  Option.   This  Option shall become  exercisable  as
follows:

NUMBER OF SHARES                                  VESTING DATE

__________________                                __/__/__
__________________                                __/__/__
__________________                                __/__/__
__________________                                __/__/__

Each of the foregoing dates shall be referred to as a "Vesting Date" for that portion of this Option vested on such date ("Vested Portion").

     All or any portion of the shares underlying a Vested Portion of this Option may be purchased during the term of this Option, but not as to less than 100 shares (unless the remaining shares then constituting the Vested Portion of this Option is less than 100 shares) at any time.

     5.. MANNER OF EXERCISE. The Vested Portion of this Option may be exercised from time to time, in whole or in part, by presentation of a "Request To Exercise Form", substantially in the form attached hereto, to the Company at its principal office, which Form must be duly executed by Optionee and accompanied by payment, in cash, to the Company, in the aggregate amount of the Exercise Price (as defined below), multiplied by the number of Shares the Optionee is purchasing at such time, subject to reduction for withholding for tax obligations as provided in Section 13.

     Upon receipt and acceptance by the Company of such Form accompanied by the payment specified, the Optionee shall be deemed to be the record owner of the Shares purchased, notwithstanding that the stock transfer books of the Company may then be closed or that certificates representing the Shares purchased under this Option may not then be actually delivered to the Optionee.

     6..  EXERCISE  PRICE.   The  exercise  price  (the  "Exercise  Price")
payable upon exercise of this Option shall be $__.__ per share.

7..  Exercise After Certain Events.

     8.. Termination of Relationship. If for any reason other than permanent and total disability (as defined below) or death an Optionee ceases to be employed by, a director of, or provide consulting services to, the Company, Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three months after the date of such termination (but in no event after the expiration date of the Option).

     9.. Permanent Disability and Death. If an Optionee becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), or dies while employed by the Company, or while acting as an officer, director, or consultant of the Company (or, if the Optionee dies within the period that the Option remains exercisable after termination of employment or affiliation), Options then held (to the extent then exercisable) may be exercised by the Optionee, the Optionee's personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one year after the disability or death (but in no event after the expiration date of the Option).

10.. Restrictions on Transfer of Option. This Option is not transferable by Optionee other than by will or the laws of descent and distribution and is exercisable only by the Optionee during his lifetime except as provided in Section 4.2. above. The Option and the Shares underlying the Option shall not be available for the debts or obligations of the Optionee, nor shall it be subject to disposition by transfer, alienation, pledge, or other means of disposition, whether voluntary or involuntary or by operation of law through judgment, levy, attachment, garnishment, or other legal proceeding (including bankruptcy).

11.. Adjustment for Changes in Capitalization. The existence of this Option shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations, or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act, whether similar to the events described above or otherwise. If the outstanding shares of the Company's Common Stock are increased or decreased in number or changed into or exchanged for a different number or kind of securities of the Company or any other corporation by reason of a recapitalization, reclassification, stock split, reverse stock split, combination of shares, stock dividend, or other similar event, an appropriate adjustment of the number and kind of securities with respect to which this Option may be exercised and the exercise price at which this Option may be exercised will be made.

12.. Dissolution, Liquidation, Merger.

13.. Company Not  The  Survivor.   In  the  event  of a dissolution or
liquidation of the Company, a merger, consolidation, combination, or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board of Directors), and the Optionee does not exercise the entire option within ninety days, the Administrator, in its absolute discretion, may (i) cancel each outstanding Option upon payment in cash to the Optionee of the amount by which any cash and the fair market value of any other property which the Optionee would have received as consideration for the shares of Stock covered by the Option if the Option had been exercised before such liquidation, dissolution, merger, consolidation, or sale, exceeds the exercise price of the Option or (ii) assign the Option and all rights and obligations under it to the succession entity. In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a merger, consolidation, combination, or reorganization in which the Company is not the surviving corporation, any outstanding Option pursuant to this Agreement shall vest.

14.. Company  is  the  Survivor.    In   the   event   of   a  merger,
consolidation, combination, or reorganization in which the Company is the surviving corporation, the Board of Directors shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised. The Board of Directors shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Agreement.

15.. Reservation of Shares. The Company agrees that prior to the earlier of the expiration of this Option or the exercise and purchase of the total number of Shares represented by this Option, there shall be reserved for issuance and delivery upon exercise of this Option such number of the Company's authorized and unissued Shares as shall be necessary to satisfy the terms and conditions of this Agreement.

16.. No Rights as Shareholder. The Optionee shall have no rights as a shareholder with respect to any Shares covered by this Option unless the Optionee shall have exercised this Option, and then only with respect to the shares underlying the portion of the Option exercised. The Optionee shall have no right to vote any Shares, or to receive distributions of dividends or any assets or proceeds from the sale of Company assets upon liquidation, until the Optionee has effectively exercised this Option and fully paid for such Shares. Subject to Section 6, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the Shares has been acquired by the Optionee.

17.. No Rights to Employment or Continued Employment. The grant of this Option shall in no way be construed so as to confer on Optionee the rights to employment or continued employment by the Company. Nothing hereunder shall confer upon any Optionee any right to employment or to continue in the employ of the Company, or to interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to terminate or discharge any Optionee at any time for any reason whatsoever, with or without cause.

18.. Suspension and Termination. In the event the Board reasonably believes that the Optionee has committed an act of misconduct specified below, the Board may suspend the Optionee's right to exercise any Option pending final determination by the Board, which final determination shall be made within five (5) business days of such suspension. If the Board determines that an Optionee has committed an act of embezzlement, fraud, breach of_fiduciary duty, or deliberate disregard of the Company rules resulting in loss, damage, or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company, or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his estate shall be entitled to exercise any Option hereunder. In making such determination, the Board shall act fairly and in good faith and shall give the Optionee an opportunity to appear and present evidence on the Optionee's behalf.

19.. Participation  in  Option  Plans.   The grant of this Option shall not
prevent Optionee from participating or being granted other options under any option plans.

20.. Payment of Taxes. Unless the Board permits otherwise, the Optionee shall pay the Company in cash all local, state, and federal withholding taxes applicable, in the Board's absolute discretion, to the grant or exercise of this Option, or the transfer or other disposition of Shares acquired upon exercise of this Option. Any such payment must be made promptly when the amount of such obligation becomes determinable. The Board may, in lieu of such cash payment, withhold that number of Shares sufficient to satisfy such withholding.
21.

21. ISSUE AND TRANSFER TAX. The Company will pay all issuance taxes, if any, attributable to the initial issuance of Shares upon the exercise of the Option; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for Shares in a name other than that of the Optionee.

22.. Representatives; Restricted Securities. The Optionee represents that he or she is purchasing the options for his or her own account and not with a view to or for sale in connection with any distribution of the Option. Further, the Optionee understands that this Option may not be transferred except in compliance with Section 5, and that upon the exercise of the Option the Optionee will receive "restricted securities" subject to a certain holding period unless such Common Stock is purchased pursuant to a Registration Statement filed with the Securities and Exchange Commission and registered or exempt under state law.

23.. Arbitration. Any controversy, dispute, or claim arising out of or relating to this Option which cannot be amicably settled including, but not limited to, the suspension or termination of Optionee's right in accordance with Section 11 above, shall be settled by arbitration. Said arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association at a time and place as selected by the arbitrator(s).

24..      Initiation  of  Arbitration.   After  seven  (7)  days prior
written notice to the other, either party hereto may formally initiate arbitration under this Agreement by filing a written request therefor, and paying the appropriate filing fees, if any.

25..      Hearing and Determination  Dates.   The  hearing  before the
arbitrator shall occur within thirty (30) days from the date the matter is submitted to arbitration. Further, a determination by the arbitrator shall be made within forty-five (45) days from the date the matter is submitted to arbitration. Thereafter, the arbitrator shall have fifteen (15) days to provide the parties with his or her decision in writing. However, any failure to meet the deadlines in this section will not affect the validity of any decision or award.

26..      Binding Nature of Decision.   The decision of the arbitrator
shall be binding on the parties. Judgment thereon shall be entered in a court of competent jurisdiction.

27..      Injunctive Actions.  Nothing herein contained shall  bar the right of either party to seek to obtain injunctive relief or other provisional remedies against threatened or actual conduct that will cause loss or damages under the usual equity rules including the applicable rules for obtaining preliminary injunctions and other provisional remedies.

28..      Costs.   The  cost of arbitration, including the fees of the
arbitrator, shall be borne equally by the parties.

29.. Notices. All notices to be given by either party to the other shall be in writing and may be transmitted by personal delivery, facsimile transmission, overnight courier or mail, registered or certified, postage prepaid with return receipt requested; PROVIDED, HOWEVER, that notices of change of address or telex or facsimile number shall be effective only upon actual receipt by the other party. Notices shall be delivered at the following addresses, unless changed as provided for herein.

     To the Optionee:

               _____________________________
               _____________________________
               _____________________________

     To the Company:

               Steven R. Verdooner
               Secretary
               Ophthalmic Imaging Systems, Inc.
               221 Lathrop Way, Suite I
               Sacramento, California 95815
               Telephone: 916-646-2020
               Facsimile: 916-___-____

30.. APPLICABLE LAW. This Agreement and the relationship of the parties in connection with its subject matter shall be governed by, and construed under, the laws of the state of California.

31.. Binding Effect. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, executors, and successors.

32.. Tax Effect. The federal tax consequences of stock options are complex and subject to change. Each person should consult with his or her tax advisor before exercising any option or disposing of any shares acquired upon the exercise of an option.

     IN WITNESS WHEREOF, this Agreement has been executed as of the ____ day of ____________, _____, at Sacramento, California.


                              OPHTHALMIC IMAGING SYSTEMS, INC.


                              Steven R. Verdooner,
                              Chief Executive Officer

                     REQUEST TO EXERCISE FORM



                                        Dated:________________



     The undersigned hereby irrevocably elects to exercise all or part, as specified below, of the Vested Portion of the option ("Option") granted to him pursuant to a certain stock option agreement ("Agreement") effective _____________________, between the undersigned and Ophthalmic Imaging Systems, Inc. (the "Company") to purchase an aggregate of _____________________ (__________) shares of the Company's Common Stock, no par value (the "Shares").

     The undersigned hereby tenders cash in the amount of $__________ per share multiplied by _____________________ (_________), the number of Shares he is purchasing at this time, for a total of $_______________, which constitutes full payment of the total Exercise Price thereof.

                    INSTRUCTIONS FOR REGISTRATION OF SHARES
                    IN COMPANY'S TRANSFER BOOKS


                    Name:     ____________________________________
                              (Please typewrite or print in block letters)

                    Address:  ____________________________________

                              ____________________________________

                    Signature: ____________________________________


Accepted by Ophthalmic Imaging Systems, Inc.:


By:  ______________________________

     ______________________________
     Name
     ______________________________
     Title